Exhibit 10.12

Form of Subscription Agreement



                     ESSENTIAL INNOVATIONS TECHNOLOGY CORP.

                               STOCK SUBSCRIPTION


         The undersigned hereby subscribes for the purchase of Essential Innovations Technology Corporation (the "Company") Common Stock as follows:

         Subscriber:
                           Name: _____________________________________
                           Address: __________________________________
                           ___________________________________________
                           ___________________________________________
                           SS or Tax ID No.: _________________________

                  Number of shares purchased     _____________________
                  Price per share                _____________________
                  Total purchase price           $____________________

         The total purchase price shall be paid on or before ____________, 2003.


                                                          PURCHASER:


                                                        ------------------------
                                                          (Signature)

         The foregoing subscription shall be void if payment in good funds is not received on or before the close of business on the date specified above. Within five business days after receipt of funds for the above purchase (either on the collection of checks or the receipt of a wire transfer), the Company shall deliver to the above subscriber at the address stated certificates for the shares purchased.

         DATED: __________________, 2003.

                                                  ESSENTIAL INNOVATIONS
                                                  TECHNOLOGY CORP.



                                                  By:
                                                     ---------------------------
                                                     Jason McDiarmid, President


NOTE: Funds transferred by wire should be transmitted according to instructions provided by the Company under separate cover.